UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09243

The Gabelli Utility Trust

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Utility Trust

Semiannual Report — June 30, 2023

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Timothy M. Winter, CFA Portfolio Manager BA, Rollins College MBA, University of Notre Dame	Justin Berger, CFA Portfolio Manager BA, Yale University MBA, Wharton School, University of Pennsylvania	Brett Kearney, CFA Portfolio Manager BS, Washington and Lee University MBA, Columbia Business School

To Our Shareholders,

For the six months ended June 30, 2023, the net asset value (NAV) total return of The Gabelli Utility Trust (the Fund) was (2.7)%, compared with a total return of (5.7)% for the Standard & Poor’s (S&P) 500 Utilities Index. The total return for the Fund’s publicly traded shares was (5.6)%. The Fund’s NAV per share was $3.26, while the price of the publicly traded shares closed at $6.78 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2023.

Investment Objective (Unaudited)

The Fund’s primary investment objective is long term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive sharehold-er reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

Utilities underperformed the rebounding S&P 500 Index, which returned 16.9%. Ten consecutive Fed rate hikes (current overnight target of 5.0%-5.25%) since March of 2022 have yet to spoil the labor market, and inflation remains well above the Fed’s long term 2.0% target. The S&P Utility and S&P 500 performance over the past six and eighteen months highlight the indecisive and “see-saw” nature of investor’s economic outlook. In 2022, the 20% utility outperformance (+1.6% vs. -18.1%) reflected expectations for a recession driven decline in interest rates, which has yet to materialize. Despite a pause at its June 14, 2023 meeting, the FOMC indicates the potential for two more rate increases by year end 2023. The expectation for higher rates for longer and ongoing economic strength led to Fear of Missing Out (FOMO) and investors shifted funds into growth, technology, and cyclical sectors to the detriment of defensive sectors.

In the face of dramatic increases in short term yields (0% to 5.5%) and the entire yield curve, utility stocks (-4.2%) slightly outperformed the S&P 500 (-4.3%) over the past eighteen months. The U.S. Treasury yield curve inversion continues to indicate an impending recession, which would likely lead to lower inflation and lower interest rates. Under either a recessionary or strong growth economy, utilities would expect to deliver positive earnings and dividend growth. Further, we believe that utilities are “winners” in the long term energy transition, and the late 2022 Inflation Reduction Act (IRA) provides tax incentives for accelerated clean energy investment for decades to come.

During the period ended June 30, 2023, some of the top contribution utility stocks were: Otter Tail Corp (1.6% of total investments as of June 30, 2023), together with its subsidiaries, engages in electric utility, manufacturing, and plastic pipe businesses in the United States; National Grid plc (1.5%) which transmits and distributes electricity and gas; and MGE Energy Inc. (1.5%) through its subsidiaries, operates as a public utility holding company primarily in Wisconsin. It operates through Regulated Electric Utility Operations, Regulated Gas Utility Operations, Nonregulated Energy Operations, Transmission Investments, and All Other segments.

Detractors included: Eversource Energy (2.6%) is a public utility holding company that engages in the energy delivery business. It is involved in the transmission and distribution of electricity, solar power facilities, and distribution of natural gas; National Fuel Gas Co.(1.7%) which operates as a diversified energy company. It operates through four segments: Exploration and Production, Pipeline and Storage, Gathering, and Utility; and The AES Corp (1.6%), which operates as a diversified power generation and utility company. It owns and/ or operates power plants to generate and sell power to customers, such as utilities, industrial users, and other intermediaries.

Thank you for your investment in The Gabelli Utilities Trust.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2023 (a) (Unaudited)

	Six Months	1 Year	5 year	10 year	15 year	20 year	Since Inception (7/9/99)
The Gabelli Utility Trust (GUT)
NAV Total Return (b)	(2.70)%	(2.82)%	4.20%	6.11%	6.78%	7.90%	7.74%
Investment Total Return (c)	(5.60)	8.91	13.97	11.17	8.43	8.11	9.39
S&P 500 Utilities Index	(5.69)	(3.68)	8.23	9.40	7.17	9.54	6.91
Lipper Utility Fund Average	(3.29)	(0.38)	6.68	7.51	6.39	8.97	6.35

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of total investments as of June 30, 2023:

The Gabelli Utility Trust

Electric Integrated	41.3%
U.S. Government Obligations	14.0%
Natural Gas Utilities	6.4%
Natural Gas Integrated	5.6%
Water	5.4%
Telecommunications	5.4%
Cable and Satellite	3.4%
Electric Transmission and Distribution	2.8%
Global Utilities	2.4%
Merchant Energy	1.6%
Services	1.6%
Wireless Communications	1.5%
Natural Resources	1.4%
Alternative Energy	1.4%
Equipment and Supplies	1.4%
Machinery	1.0%
Diversified Industrial	1.0%
Transportation	0.9%
Electronics	0.5%
Oil	0.4%
Environmental Services	0.3%
Financial Services	0.2%
Automotive	0.1%
Specialty Chemicals	0.0%*
Communications Equipment	0.0%*
Building and Construction	0.0%*
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Utility Trust

Schedule of Investments — June 30, 2023 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 85.7%
	ENERGY AND UTILITIES — 71.9%
	Alternative Energy — 1.4%
2,950	Brookfield Renewable Corp., Cl. A	$108,382	$92,984
3,300	Clearway Energy Inc., Cl. C	82,745	94,248
6,400	Eos Energy Enterprises Inc.†	47,617	27,776
2,700	Landis+Gyr Group AG	161,779	231,674
46,250	NextEra Energy Partners LP	1,849,483	2,712,100
12,500	Ormat Technologies Inc.	382,193	1,005,750
600	Orsted AS	98,525	56,698
130	SolarEdge Technologies Inc.†	30,312	34,977
6,000	Vestas Wind Systems A/S†	124,138	159,560
		2,885,174	4,415,767
	Diversified Industrial — 0.8%
2,000	Alstom SA	59,738	59,623
17,294	AZZ Inc.	652,854	751,597
17,000	Bouygues SA	596,821	570,610
300	Chart Industries Inc.†	41,038	47,937
10,000	General Electric Co.	768,947	1,098,500
200	Sulzer AG	10,494	17,184
		2,129,892	2,545,451
	Electric Integrated — 41.1%
23,000	ALLETE Inc.	1,131,117	1,333,310
78,250	Alliant Energy Corp.	2,946,720	4,106,560
17,150	Ameren Corp.	821,759	1,400,641
50,950	American Electric Power Co. Inc.	3,441,584	4,289,990
1,800	Atlantica Sustainable Infrastructure plc	44,594	42,192
64,000	Avangrid Inc.	2,354,494	2,411,520
45,000	Avista Corp.	2,001,761	1,767,150
400	Badger Meter Inc.	41,569	59,024
33,000	Black Hills Corp.	1,715,421	1,988,580
7,500	CenterPoint Energy Inc.	194,516	218,625
80,300	CMS Energy Corp.	3,517,316	4,717,625
46,500	Dominion Energy Inc.	3,295,958	2,408,235
16,800	DTE Energy Co.	1,187,643	1,848,336
72,700	Duke Energy Corp.	6,379,402	6,524,098
65,000	Edison International	3,905,402	4,514,250
6,500	Emera Inc.	251,579	267,703
4,200	Entergy Corp.	279,256	408,954
140,500	Evergy Inc.	7,847,130	8,208,010
114,700	Eversource Energy	7,989,305	8,134,524
100,200	FirstEnergy Corp.	3,135,183	3,895,776
82,000	Hawaiian Electric Industries Inc.	2,719,364	2,968,400
3,700	IDACORP Inc.	377,747	379,620
58,500	MGE Energy Inc.	3,610,130	4,627,935
Shares		Cost	Market Value
202,000	NextEra Energy Inc.	$12,613,850	$14,988,400
48,000	NiSource Inc.	397,800	1,312,800
72,500	NorthWestern Corp.	3,993,527	4,115,100
180,000	OGE Energy Corp.	6,639,466	6,463,800
62,700	Otter Tail Corp.	2,302,247	4,950,792
55,000	PG&E Corp.†	559,726	950,400
1,100	Pinnacle West Capital Corp.	91,937	89,606
85,000	PNM Resources Inc.	4,144,558	3,833,500
58,250	Portland General Electric Co.	2,528,255	2,727,847
21,700	PPL Corp.	645,796	574,182
31,450	Public Service Enterprise Group Inc.	1,268,548	1,969,084
800	Sempra Energy	119,157	116,472
3,300	The Southern Co.	215,311	231,825
17,000	Unitil Corp.	448,439	862,070
124,700	WEC Energy Group Inc.	10,100,578	11,003,528
143,350	Xcel Energy Inc.	7,774,192	8,912,070
		113,032,337	129,622,534
	Electric Transmission and Distribution — 2.8%
31,500	Consolidated Edison Inc.	2,041,948	2,847,600
20,700	Constellation Energy Corp.	610,505	1,895,085
66,100	Exelon Corp.	1,573,511	2,692,914
110,000	Iberdrola SA	1,231,553	1,434,382
400	The Timken Co.	31,032	36,612
		5,488,549	8,906,593
	Environmental Services — 0.3%
800	Fluidra SA	32,047	15,565
200	Tetra Tech Inc.	17,558	32,748
27,712	Veolia Environnement SA	507,925	875,429
		557,530	923,742
	Equipment and Supplies — 1.0%
5,000	Capstone Green Energy Corp.†	18,370	6,000
3,655	Graham Corp.†	31,549	48,538
10,000	MDU Resources Group Inc.	200,502	209,400
27,700	Mueller Industries Inc.	896,922	2,417,656
1,100	Valmont Industries Inc.	226,893	320,155
		1,374,236	3,001,749
	Global Utilities — 2.4%
8,000	Chubu Electric Power Co. Inc.	135,666	97,412
7,595	EDP - Energias de Portugal SA	27,768	37,096
117,000	Electric Power Development Co. Ltd.	2,549,860	1,718,168
34,000	Endesa SA	975,561	729,031
300,000	Enel SpA	1,862,753	2,019,156
560,000	Hera SpA	1,323,308	1,663,338

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2023 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Global Utilities (Continued)
15,000	Hokkaido Electric Power Co. Inc.†	$73,141	$61,541
13,000	Hokuriku Electric Power Co.†	87,350	69,849
220,000	Huaneng Power International Inc., Cl. H†	83,674	137,570
35,000	Korea Electric Power Corp., ADR†	396,635	271,250
22,000	Kyushu Electric Power Co. Inc.†	201,429	140,344
10,000	Shikoku Electric Power Co. Inc.†	108,258	68,013
7,500	The Chugoku Electric Power Co. Inc.†	101,272	50,683
25,000	The Kansai Electric Power Co. Inc.	330,129	312,814
11,000	Tohoku Electric Power Co. Inc.†	95,368	67,862
		8,352,172	7,444,127
	Merchant Energy — 1.6%
240,000	The AES Corp.	3,847,748	4,975,200

	Natural Gas Integrated — 5.6%
8,000	DT Midstream Inc.	201,069	396,560
85,000	Energy Transfer LP	930,609	1,079,500
105,000	Kinder Morgan Inc.	1,682,895	1,808,100
105,000	National Fuel Gas Co.	4,495,413	5,392,800
143,400	ONEOK Inc.	6,001,128	8,850,648
		13,311,114	17,527,608
	Natural Gas Utilities — 6.1%
25,500	Atmos Energy Corp.	2,023,097	2,966,670
9,000	Chesapeake Utilities Corp.	753,389	1,071,000
14,000	Engie SA	406,391	232,635
69,000	National Grid plc, ADR	4,885,254	4,645,770
30,300	ONE Gas Inc.	1,298,615	2,327,343
20,000	RGC Resources Inc.	172,124	400,600
117,915	Southwest Gas Holdings Inc.	8,017,989	7,505,290
1,200	Spire Inc.	98,197	76,128
600	UGI Corp.	26,633	16,182
		17,681,689	19,241,618
	Natural Resources — 1.4%
55,700	Cameco Corp.	637,707	1,745,081
30,000	Compania de Minas Buenaventura SAA, ADR	327,255	220,500
21,000	Exxon Mobil Corp.	1,685,066	2,252,250
			Market
Shares		Cost	Value
2,200	Hess Corp.	$82,673	$299,090
		2,732,701	4,516,921
	Oil — 0.1%
4,500	Devon Energy Corp.	43,702	217,530

	Services — 1.9%
22,000	ABB Ltd., ADR	460,109	863,500
15,000	Dril-Quip Inc.†	353,238	349,050
99,500	Enbridge Inc.	2,767,495	3,696,425
33,000	Halliburton Co.	727,796	1,088,670
		4,308,638	5,997,645
	Water — 5.4%
26,000	American States Water Co.	1,283,095	2,262,000
22,400	American Water Works Co. Inc.	2,496,124	3,197,600
23,000	Artesian Resources Corp., Cl. A	638,791	1,086,060
33,200	California Water Service Group	757,390	1,714,116
26,400	Essential Utilities Inc.	516,570	1,053,624
6,700	Middlesex Water Co.	143,238	540,422
143,000	Severn Trent plc	3,757,151	4,660,113
29,000	SJW Group	1,459,875	2,033,190
9,400	The York Water Co.	147,534	387,938
4,100	Zurn Elkay Water Solutions Corp.	125,381	110,249
		11,325,149	17,045,312
	TOTAL ENERGY AND UTILITIES	187,070,631	226,381,797

	COMMUNICATIONS — 10.3%
	Cable and Satellite — 3.4%
23,000	Altice USA Inc., Cl. A†	334,704	69,460
2,500	Charter Communications Inc., Cl. A†	527,766	918,425
20,400	Cogeco Inc.	411,380	860,350
100,000	DISH Network Corp., Cl. A†	1,943,164	659,000
15,000	EchoStar Corp., Cl. A†	348,803	260,100
300,000	ITV plc	577,559	260,223
62,000	Liberty Global plc, Cl. A†	1,303,745	1,045,320
120,071	Liberty Global plc, Cl. C†	3,379,833	2,133,662
85,000	Liberty Latin America Ltd., Cl. A†	926,772	743,750
5,947	Liberty Latin America Ltd., Cl. C†	42,462	51,263
20,000	Rogers Communications Inc., Cl. B	990,846	912,800
120,000	Telenet Group Holding NV	4,485,278	2,700,065
		15,272,312	10,614,418

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2023 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Communications Equipment — 0.0%
8,000	Furukawa Electric Co. Ltd.	$206,011	$140,656

	Telecommunications — 5.4%
45,000	AT&T Inc.	1,062,537	717,750
12,000	BCE Inc., New York	532,628	547,080
6,047	BCE Inc., Toronto	257,284	275,704
105,000	BT Group plc, Cl. A	296,455	163,154
7,000	Cogeco Communications Inc.	259,845	373,527
115,000	Deutsche Telekom AG	2,020,051	2,506,748
60,000	Deutsche Telekom AG, ADR	991,918	1,311,000
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	32
100,000	Lumen Technologies Inc.	1,379,974	226,000
1,750,000	Nippon Telegraph & Telephone Corp.	813,435	2,067,812
160,000	Orange Belgium SA†	4,044,233	2,416,353
6,000	Orange SA, ADR	71,421	69,840
59,000	Orascom Financial Holding SAE†	9,810	580
10,000	Orascom Investment Holding, GDR†	9,221	140
30,000	Pharol SGPS SA†	8,930	1,296
8,500	Proximus SA	151,084	63,294
2,000	PT Indosat Tbk	1,061	1,151
130,000	Sistema PJSC FC, GDR†(a)	619,941	65,000
1,350	Tele2 AB, Cl. B	15,470	11,155
220,000	Telefonica Deutschland Holding AG	630,305	618,645
250,000	Telefonica SA, ADR	1,200,752	1,007,500
85,000	Telekom Austria AG	712,797	628,859
25,000	Telephone and Data Systems Inc.	398,671	205,750
30,000	Telesat Corp.†	370,000	282,600
6,500	T-Mobile US Inc.†	510,528	902,850
10,000	VEON Ltd., ADR†	242,166	204,400
60,000	Verizon Communications Inc.	2,754,662	2,231,400
		19,365,198	16,899,620
	Wireless Communications — 1.5%
5,000	America Movil SAB de CV, ADR†	68,869	108,200
15,500	Anterix Inc.†	608,666	491,195
107,000	Millicom International Cellular SA, SDR†	2,502,726	1,635,455
1,154	Mobile TeleSystems PJSC(a)	6,303	192
			Market
Shares		Cost	Value
7,250	Mobile TeleSystems PJSC, ADR†(a)	$75,934	$4,422
1,200	Operadora De Sites Mexicanos SAB de CV	1,436	1,137
1,814	SK Telecom Co. Ltd., ADR	45,728	35,391
400	SmarTone Telecommunications Holdings Ltd.	207	247
60,000	Turkcell Iletisim Hizmetleri A/S, ADR	399,014	214,200
35,000	United States Cellular Corp.†	1,324,254	617,050
180,000	Vodafone Group plc, ADR	3,588,459	1,701,000
		8,621,596	4,808,489
	TOTAL COMMUNICATIONS	43,465,117	32,463,183

	OTHER — 3.3%
	Automotive — 0.1%
45,000	Iveco Group NV†	336,699	405,206

	Building and Construction —0.0%
2,900	Knife River Corp.†	102,317	126,150

	Diversified Industrial — 0.2%
1,200	Accelleron Industries AG, ADR	17,184	28,680
400	Arcosa Inc.	20,016	30,308
290	ITT Inc.	25,051	27,031
3,820	L.B. Foster Co., Cl. A†	45,062	54,550
500	Matthews International Corp., Cl. A	18,220	21,310
13,500	Trinity Industries Inc.	361,406	347,085
		486,939	508,964
	Electronics — 0.5%
200	Hubbell Inc.	47,614	66,312
2,200	Keysight Technologies Inc.†	218,444	368,390
567	Resideo Technologies Inc.†	9,744	10,013
14,000	Sony Group Corp., ADR	960,385	1,260,560
		1,236,187	1,705,275
	Equipment and Supplies —0.4%
20,500	CIRCOR International Inc.†	377,895	1,157,225

	Financial Services — 0.2%
150,000	GAM Holding AG†	226,478	90,498
19,000	Kinnevik AB, Cl. A†	395,925	294,548
13,000	Kinnevik AB, Cl. B†	287,143	180,077
		909,546	565,123
	Machinery — 1.0%
200,000	CNH Industrial NV	2,348,130	2,880,000
1,975	Flowserve Corp.	74,326	73,371

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2023 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Machinery (Continued)
600	Medmix AG	$15,254	$15,854
2,965	Mueller Water Products Inc., Cl. A	33,926	48,122
1,830	Xylem Inc.	150,199	206,095
		2,621,835	3,223,442
	Specialty Chemicals — 0.0%
200	Air Products and Chemicals Inc.	50,793	59,906
300	Linde plc	85,639	114,324
		136,432	174,230
	Transportation — 0.9%
21,000	GATX Corp.	971,259	2,703,540

	TOTAL OTHER	7,179,109	10,569,155

	INDEPENDENT POWER PRODUCERS AND ENERGY
	TRADERS — 0.2%
	Electric Integrated — 0.2%
20,000	NRG Energy Inc.	480,910	747,800

	TOTAL COMMON STOCKS	238,195,767	270,161,935

	MANDATORY CONVERTIBLE SECURITIES(b) — 0.3%
	ENERGY AND UTILITIES — 0.3%
	Natural Gas Utilities — 0.3%
17,400	Spire Inc., Ser. A, 7.500%, 03/01/24	870,000	833,199

	WARRANTS — 0.0%
	OTHER — 0.0%
	Financial Services — 0.0%
7,500	SDCL EDGE Acquisition Corp., expire 12/31/28†	2,703	900
Shares		Cost	Market Value
	ENERGY AND UTILITIES — 0.0%
	Services — 0.0%
1,425	Weatherford International plc, expire 12/13/23†	$0	$599

	TOTAL WARRANTS	2,703	1,499

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 14.0%
$44,480,000	U.S. Treasury Bills, 4.799% to 5.393%††, 07/20/23 to 12/21/23	44,057,393	44,055,785

TOTAL INVESTMENTS — 100.0%		$283,125,863	315,052,418

Other Assets and Liabilities (Net)			258,335

PREFERRED SHARES
(1,988,126 preferred shares outstanding)			(72,180,650)

NET ASSETS — COMMON SHARES
(74,526,620 common shares outstanding)			$243,130,103

NET ASSET VALUE PER COMMON SHARE
($243,130,103 ÷ 74,526,620 shares outstanding)			$3.26

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets:
Investments in securities, at value (cost $283,125,863)	$315,052,418
Cash	860
Foreign currency, at value (cost $6,630)	6,637
Receivable for investments in securities sold	157,411
Dividends and interest receivable	986,932
Deferred offering expense	180,265
Prepaid expenses	7,836
Total Assets	316,392,359
Liabilities:
Distributions payable	600,533
Payable for investment advisory fees	240,945
Payable for payroll expenses	73,396
Payable for accounting fees	7,500
Other accrued expenses	159,232
Total Liabilities	1,081,606
Cumulative Preferred Shares $0.001 par value:
Series B Preferred Shares (Auction Market, $25,000 liquidation value per share, 1,000 shares authorized with 900 shares issued and outstanding)	22,500,000
Series C Preferred Shares (5.375%, $25 liquidation value per share, 2,000,000 shares authorized with 1,987,226 shares issued and outstanding)	49,680,650
Total Preferred Shares	72,180,650
Net Assets Attributable to Common Shareholders	$243,130,103

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$214,614,866
Total distributable earnings	28,515,237
Net Assets	$243,130,103

Net Asset Value per Common Share:
($243,130,103 ÷ 74,526,620 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$3.26

Statement of Operations

For the Six Months Ended June 30, 2023 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $125,926)	$4,709,716
Interest	1,208,727
Total Investment Income	5,918,443
Expenses:
Investment advisory fees	1,636,434
Shareholder communications expenses	111,453
Payroll expenses	80,156
Trustees’ fees	71,394
Shareholder services fees	58,193
Legal and audit fees	57,032
Custodian fees	23,782
Accounting fees	22,500
Miscellaneous expenses	90,198
Total Expenses	2,151,142
Less:
Advisory fee reimbursements (See Note 3)	(111,576)
Expenses paid indirectly by broker (See Note 5)	(1,877)
Custodian fee credits	(820)
Total Credits and Reductions	(114,273)
Net Expenses	2,036,869
Net Investment Income	3,881,574

Net Realized and Unrealized Gain/(Loss) on Investments in Securities and Foreign Currency:
Net realized loss on investments in securities	(1,830,586)
Net realized loss on foreign currency transactions	(4,925)
Net realized loss on investments in securities and foreign currency transactions	(1,835,511)
Net change in unrealized appreciation/depreciation:
on investments in securities	(9,214,727)
on foreign currency translations	3,922
Net change in unrealized appreciation/depreciation on investments in securities and foreign currency translations	(9,210,805)
Net Realized and Unrealized Gain/(Loss) on Investments in Securities and Foreign Currency	(11,046,316)
Net Decrease in Net Assets Resulting from Operations	(7,164,742)
Total Distributions to Preferred Shareholders	(1,571,273)
Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(8,736,015)

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations:
Net investment income	$3,881,574	$ 5,255,626
Net realized gain/(loss) on investments in securities, securities sold short, and foreign currency transactions	(1,835,511)	5,240,115
Net change in unrealized appreciation/depreciation on investments in securities and foreign currency translations	(9,210,805)	(28,919,644)
Net Decrease in Net Assets Resulting from Operations	(7,164,742)	(18,423,903)

Distributions to Preferred Shareholders from Accumulated Earnings	(1,571,273)*	(3,291,090)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	(8,736,015)	(21,714,993)

Distributions to Common Shareholders:
Accumulated earnings	(1,780,382)*	(8,001,577)
Return of capital	(20,474,395)*	(34,190,446)
Total Distributions to Common Shareholders
	(22,254,777)	(42,192,023)
Fund Share Transactions:
Increase in net assets from common shares issued in offering	—	50,234,410
Net increase in net assets from common shares issued upon reinvestment of distributions	3,908,254	6,983,503
Net increase in net assets from repurchase of preferred shares	—	16,337
Offering costs for common shares charged to paid-in capital	(300)	(411,623)
Net Increase in Net Assets from Fund Share Transactions	3,907,954	56,822,627

Net Decrease in Net Assets Attributable to Common Shareholders	(27,082,838)	(7,084,389)

Net Assets Attributable to Common Shareholders:
Beginning of year	270,212,941	277,297,330
End of period	$243,130,103	$270,212,941

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2023		Year Ended December 31,
	(Unaudited)		2022	2021	2020		2019	2018
Operating Performance:
Net asset value, beginning of year	$3.65		$4.35	$4.11	$5.03		$4.61	$5.34
Net investment income	0.05		0.08	0.07	0.09		0.11	0.12
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	(0.15)		(0.33)	0.69	(0.35)		0.99	(0.27)
Total from investment operations	(0.10)		(0.25)	0.76	(0.26)		1.10	(0.15)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.02	)*	(0.02)	(0.04)	(0.10)		(0.02)	(0.02)
Net realized gain	—		(0.03)	(0.04)	—		(0.08)	(0.08)
Return of capital	—		—	—	(0.00	)(b)	—	—
Total distributions to preferred shareholders	(0.02)		(0.05)	(0.08)	(0.10)		(0.10)	(0.10)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.12)		(0.30)	0.68	(0.36)		1.00	(0.25)

Distributions to Common Shareholders:
Net investment income	(0.02	)*	(0.05)	(0.04)	—		(0.09)	(0.10)
Net realized gain	—		(0.06)	(0.05)	—		(0.39)	(0.48)
Return of capital	(0.28	)*	(0.49)	(0.51)	(0.60)		(0.12)	(0.02)
Total distributions to common shareholders	(0.30)		(0.60)	(0.60)	(0.60)		(0.60)	(0.60)

Fund Share Transactions:
Increase in net asset value from common share transactions	—		0.16	0.13	—		—	0.12
Increase in net asset value from common shares issued upon reinvestment of distributions	0.03		0.05	0.04	0.04		0.02	0.01
Increase in net asset value from repurchase of preferred shares	—		0.00 (b)	—	—		—	—
Offering costs and adjustments to offering costs for preferred shares charged or credited to paid-in capital	—		—	—	—		0.00 (b)	(0.01)
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	(0.00	)(b)	(0.01)	(0.01)	—		—	—
Total Fund share transactions	0.03		0.20	0.16	0.04		0.02	0.12

Net Asset Value Attributable to Common Shareholders, End of Period	$3.26		$3.65	$4.35	$4.11		$5.03	$4.61
NAV total return †	(2.70)%		(5.94)%	18.13%	(5.37)%		23.21%	(5.02)%
Market value, end of period	$6.78		$7.51	$8.24	$8.12		$7.77	$5.94
Investment total return ††	(5.60)%		3.31%	13.91%	13.88%		42.99%	(4.76)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$315,311		$342,394	$378,630	$327,593		$374,625	$348,449

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2023		Year Ended December 31,
	(Unaudited)		2022		2021	2020	2019		2018
Net assets attributable to common shares, end of period (in 000’s)	$243,130		$270,213		$277,297	$226,261	$273,293		$247,117
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	3.03	%(c)	1.89%		1.61%	2.16%	2.30%		2.51%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction (d)(e)	1.68	%(c)	1.62%		1.75%	1.84%	1.64	%(f)	1.81%
Ratio of operating expenses to average net assets attributable to common shares net of fees waived/fee reduction, if any (d)(g)	1.59	%(c)(h)	1.54	%(h)(i)	1.75%	1.62%	1.64	%(f)	1.60%
Portfolio turnover rate	1%		7%		10%	19%	23%		26%

Cumulative Preferred Shares:
5.625% Series A Preferred (j)
Liquidation value, end of period (in 000’s)	—		—		$28,832	$28,832	$28,832		$28,832
Total shares outstanding (in 000’s)	—		—		1,153	1,153	1,153		1,153
Liquidation preference per share	—		—		$25.00	$25.00	$25.00		$25.00
Average market value (k)	—		—		$26.93	$26.78	$26.19		$25.43
Asset coverage per share (l)	—		—		$93.41	$80.82	$92.43		$85.97
Auction Market Series B Preferred
Liquidation value, end of period (in 000’s)	$22,500		$22,500		$22,500	$22,500	$22,500		$22,500
Total shares outstanding (in 000’s)	1		1		1	1	1		1
Liquidation preference per share	$25,000		$25,000		$25,000	$25,000	$25,000		$25,000
Liquidation value (m)	$25,000		$25,000		$25,000	$25,000	$25,000		$25,000
Asset coverage per share (l)	$109,209		$118,589		$93,413	$80,821	$92,425		$85,967
5.375% Series C Preferred
Liquidation value, end of period (in 000’s)	$49,681		$49,681		$50,000	$50,000	$50,000		$50,000
Total shares outstanding (in 000’s)	1,987		1,987		2,000	2,000	2,000		2,000
Liquidation preference per share	$25.00		$25.00		$25.00	$25.00	$25.00		$25.00
Average market value (k)	$24.39		$25.00		$26.02	$25.96	$25.90		$25.01
Asset coverage per share (l)	$109.21		$118.59		$93.41	$80.82	$92.43		$85.97
Asset Coverage (n)	437%		474%		374%	323%	370%		344%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates and adjustments for the rights offering. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no impact on the expense ratios.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights (Continued)

(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived for the six months ended June 30, 2023 and the years ended December 31, 2022, 2021, 2020, 2019, and 2018 would have been 1.31, 1.28, 1.26%, 1.28%, 1.19%, and 1.28%, respectively.
(f)	In 2019, due to failed auctions relating to previous fiscal years, the Fund reversed accumulated auction agent fees. The 2019 ratio of operating expenses to average net assets attributable to common shares and the ratio of operating expenses to average net assets including the liquidation value of preferred shares, excluding the reversal of auction agent fees, were 1.71% and 1.24%, respectively.
(g)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended June 30, 2023 and years ended December 31, 2022, 2020, 2019, and 2018 would have been 1.24%, 1.22%, 1.12%, 1.19%, and 1.14%, respectively. For the year ended December 31, 2021, there was no impact on the expense ratios.
(h)	The Fund received credits from the custodian. For the six months ended June 30, 2023 and the year ended December 31, 2022 there was no impact on the expense ratios.
(i)	The ratio of operating expenses excluding interest, dividends and service fees on securities sold short, and offering costs to average net assets attributable to common shares for the year ended December 31, 2022 would have been 1.54%.
(j)	The Fund redeemed and retired all its outstanding Series A Preferred Shares on January 31, 2022.
(k)	Based on weekly prices.
(l)	Asset coverage per share is calculated by combining all series of preferred shares.
(m)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(n)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Utility Trust (the Fund) was organized on February 25, 1999 as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on July 9, 1999.

The Fund’s primary objective is long term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the 80% Policy). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

We believe that a high premium is not likely to be sustainable.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2023 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/23
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Communications
Telecommunications	$16,834,480	$140	$65,000	$16,899,620
Wireless Communications	4,803,875	—	4,614	4,808,489
Other Industries (b)	10,755,074	—	—	10,755,074
Energy and Utilities (b)	226,381,797	—	—	226,381,797
Independent Power Producers and Energy Traders (b)	747,800	—	—	747,800
Other (b)	10,569,155	—	—	10,569,155
Total Common Stocks	270,092,181	140	69,614	270,161,935
Mandatory Convertible Securities (b)	—	833,199	—	833,199
Warrants (b)	1,499	—	—	1,499
U.S. Government Obligations	—	44,055,785	—	44,055,785
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$270,093,680	$44,889,124	$69,614	$315,052,418

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended June 30, 2023, the Fund did not have any transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2023, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. At June 30, 2023, the Fund held no investments in equity contract for difference swap agreements.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. During the six months ended June 30, 2023, there were no short sales outstanding.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At June 30, 2023, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s the Series B Auction Market Cumulative Preferred Shares (Series B Preferred), and the 5.375% Series C Cumulative Preferred Shares (Series C Preferred) are recorded on a daily basis and are determined as described in Note 6.

The tax character of distributions paid during the year ended December 31, 2022 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,733,883	$1,535,765
Net long term capital gains	4,267,694	1,755,325
Return of capital	34,190,446	—
Total distributions paid	$42,192,023	$3,291,090

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2023:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$284,481,494	$51,192,790	$(20,621,866)	$30,570,924

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2023, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2023, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series B Preferred if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rates of the Series B Preferred for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the dividend rates of the Series B Preferred for the period. For the six months ended June 30, 2023, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate of the Series B Preferred. Thus, advisory fees with respect to the liquidation value of the Preferred Shares were reduced by $111,576. Advisory fees were not accrued on the Series B Preferred Shares.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2023, other than short term securities and U.S. Government obligations, aggregated $2,812,565 and $6,110,300, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2023, the Fund paid $810 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2023, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,877.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2023, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

from affiliates of the Adviser). During the six months ended June 30, 2023, the Fund accrued $80,156 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2023 and the year ended December 31, 2022, the Fund did not repurchase any common shares of beneficial interest in the open market.

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued in rights offering	—	—	9,133,529	$50,234,410
Net increase in net assets from common shares issued upon reinvestment of distributions	583,472	$3,908,254	1,011,565	6,983,503
Net increase	583,472	$3,908,254	10,145,094	$57,217,913

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Additional Information to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Series B and Series C Preferred Shares at redemption prices of $25,000 and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on investment income and gains available to common shareholders.

The Fund may redeem at any time, in whole or in part, the Series B Preferred and Series C Preferred at their respective per share redemption of $25,000 and $25. In addition, the Board has authorized the repurchase of the Series C Preferred in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2023, the Fund did not repurchase any Series C Preferred; during the year ended December 31, 2022, the Fund repurchased and retired 12,774 of the Series C Preferred Shares in the

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

open market at an investment of $303,012, at an average discount of approximately 5.2% from its liquidation preference; during the six months ended June 30, 2023 and the year ended December 31, 2022, the Fund did not repurchase any shares of Series B Preferred.

On January 31, 2022, the Fund redeemed all Series A Preferred at the Redemption Price of $25.13671875 per share, which consisted of the liquidation preference of $25.00 plus $0.13671875 per share representing accumulated but unpaid dividends and distributions to the redemption date of January 31, 2022.

For Series B Preferred Shares, the dividend rates are typically set by an auction process that is generally held every seven days, and are typically expected to vary with short term interest rates. Since February 2008, the number of Series B Preferred Shares subject to bid orders by potential holders has been less than the number of shares of Series B sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series B Preferred Shares for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. The current maximum rate for Series B Preferred Shares is 200 basis points greater than the seven day ICE LIBOR rate on the date of such auction.

Since December 31, 2021, the seven day ICE LIBOR rate has ceased to be published and is no longer representative. Because the Series B Preferred Shares have no other effective alternative rate setting provision, a last resort fallback of fixing this LIBOR based reference rate at its last published rate applies. The last published seven day ICE LIBOR rate was 0.076%, which results in a fixed maximum rate for Series B Preferred Shares of 2.076% for all failed auctions after December 31, 2021. In the absence of successful future auctions that establish dividend rates based on prevailing short term interest rates, this result could lead to divergent and unexpected economic results for the Fund and holders of the Series B Preferred Shares since the rates payable on the Series B Preferred Shares are no longer likely to be representative of prevailing market rates.

Existing Series B Preferred shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund has the authority to purchase its Series B auction market preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction market preferred shares, and the timing and amount of any auction market preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

The following table summarizes Cumulative Preferred Shares information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 6/30/2023	Net Proceeds	2023 Dividend Rate Range	Dividend Rate at 6/30/2023	Accrued Dividends at 6/30/2023
B Auction Market	July 31, 2003	1,000	900	$24,590,026	2.076%	2.076%	$3,839
C 5.375%	May 31, 2016	2,000,000	1,987,226	$48,142,029	Fixed Rate	5.375%	$37,088

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

On March 10, 2022, the Fund distributed one transferable right for each of the 63,934,698 common shares outstanding on that date. Seven rights were required to purchase one additional common share at the subscription price of $5.50 per share. On April 20, 2022, the Fund issued 9,133,529 common shares receiving net proceeds of $49,849,194, after the deduction of offering expenses of $385,216. The NAV of the Fund increased by $0.16 per share on the day the additional shares were issued due to the additional shares being issued above NAV. The fund has an effective shelf registration authorizing an additional $138 million of common or preferred shares.

7. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 20, 2023, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 22, 2023 – Final Results

The Fund’s Annual Meeting of Shareholders was held virtually on May 22, 2023. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Frank J. Fahrenkopf, Jr., Robert J. Morrissey, and Salvatore J. Zizza as Trustees of the Fund, with a total of 48,642,493 votes, 48,841,221 votes, and 48,768,396 votes cast in favor of these Trustees, and a total of 1,418,309 votes, 1,219,581 votes, and 1,292,406 votes withheld for these Trustees, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected John Birch as a Trustee of the Fund, with 1,130,233 votes cast in favor of this Trustee and 22,743 votes withheld for this Trustee.

Mario J. Gabelli, Elizabeth C. Bogan, James P. Conn, Vincent D. Enright, Michael J. Ferrantino, Leslie F. Foley, John D. Gabelli, Michael J. Melarkey, and Kuni Nakamura continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI UTILITY TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Utility Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI UTILITY TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Timothy M. Winter, CFA, joined Gabelli in 2009 and covers the utility industry. He has over 25 years of experience as an equity research analyst covering the industry. Currently, he continues to specialize in the utility industry and also serves as a portfolio manager of Gabelli Funds, LLC. Mr. Winter received his BA in Economics from Rollins College and an MBA degree in Finance from the University of Notre Dame.

Justin Bergner, CFA, is a Vice President at Gabelli & Company and a portfolio manager for Gabelli Funds LLC. Justin rejoined Gabelli & Company in 2013 as a research analyst covering Diversified Industrials, Home Improvement, and Transport companies. He began his investment career at Gabelli & Company in 2005 as a metals and mining analyst, and subsequently spent five years at Axiom International Investors as a senior analyst focused on industrial and healthcare stocks. Prior to business school, Mr. Bergner worked in management consulting at both Bain & Company and Dean & Company. Mr. Bergner graduated cum laude from Yale University with a BA in Economics & Mathematics and received an MBA in Finance and Accounting from the Wharton School at the University of Pennsylvania.

Brett Kearney, CFA, is a portfolio manager covering industrials with a focus on the flow control and other niche manufacturing sectors. He joined the Firm in 2017. Previously he was an analyst at Schultze Asset Management, an analyst at Fidus Mezzanine Capital, and an investment analyst at the Bond & Corporate Finance Group of John Hancock Financial Services. Brett graduated cum laude with a BS in Business Administration from Washington and Lee University and holds an MBA from Columbia Business School, where he participated in the school’s Value Investing Program.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGUTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI UTILITY TRUST One Corporate Center Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

John Birch

Partner,

The Cardinal Partners Global

Elizabeth C. Bogan

Former Senior Lecturer

in Economics,

Princeton University

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance
Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Ferrantino

Chief Executive Officer,

InterEx, Inc.

Leslie F. Foley

Attorney,

Addison Gallery of American Art

John D. Gabelli

Former Senior Vice President,

G.research, LLC

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

John C. Ball

President & Treasurer

Peter Goldstein

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

David I. Schachter
Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York

Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GUT Q2/2023

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 01/01/2023 through 01/31/2023	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 74,032,491 Preferred Series C – 1,987,226
Month #2 02/01/2023 through 02/28/2023	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 74,130,750 Preferred Series C – 1,987,226
Month #3 03/01/2023 through 03/31/2023	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 74,229,332 Preferred Series C – 1,987,226
Month #4 04/01/2023 through 04/30/2023	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – $24.3857	Common – N/A Preferred Series C – N/A	Common – 74,328,779 Preferred Series C – 1,987,226
Month #5 05/01/2023 through 05/31/2023	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 74,431,033 Preferred Series C – 1,987,226
Month #6 06/01/2023 through 06/30/2023	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 74,526,620 Preferred Series C – 1,987,226
Total	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utility Trust

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 6, 2023

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 6, 2023

*	Print the name and title of each signing officer under his or her signature.